UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2011

GP STRATEGIES CORPORATION

(Exact name of registrant as specified in its charter)

1-7234

(Commission File Number)

Delaware	13-1926739
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6095 Marshalee Drive, Suite 300

Elkridge, MD  21075

(Address of principal executive offices, with zip code)

(410) 379-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders

On December 14, 2011, GP Strategies Corporation held its annual meeting of shareholders. At that meeting, the following matters were voted upon:

1.                    Our stockholders elected the Directors listed below for terms continuing until the 2012 annual meeting of stockholders by the following votes:

	Common Shares Cast:
	For	Withheld	Broker Non- Votes
Harvey P. Eisen	9,546,453	5,733,996	1,481,180
Daniel M. Friedberg	15,170,170	110,279	1,481,180
Marshall S. Geller	15,169,410	111,039	1,481,180
Scott N. Greenberg	15,267,242	13,207	1,481,180
Sue W. Kelly	15,267,148	13,301	1,481,180
Richard C. Pfenniger, Jr.	15,272,323	8,126	1,481,180
A. Marvin Strait	15,169,410	111,039	1,481,180
Gene A. Washington	15,164,891	115,558	1,481,180

2.                    A proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. The proposal was approved and the results of the voting were as follows:

For	Against	Abstentions
16,746,823	12,242	2,564

3.                    A non-binding advisory proposal to approve the compensation of the Company’s named executive officers. The proposal was approved and the results of the voting were as follows:

For	Against	Abstentions	Broker Non- Votes
14,870,454	171,924	238,071	1,481,180

4.                    A non-binding advisory proposal on the frequency (every one, two or three years) of future shareholder advisory votes on the compensation of the Company’s named executive officers. A frequency of every year was approved and the results were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non- Votes
14,172,059	297,970	573,590	236,830	1,481,180

5.                    A proposal to approve the Agreement and Plan of Merger providing for the merger of the Company with and into its wholly-owned subsidiary, General Physics Corporation, to eliminate the current holding company structure. The proposal was approved and the results of the voting were as follows:

For	Against	Abstentions	Broker Non- Votes
15,261,978	11,252	7,219	1,481,180

6.                    A proposal to approve the GP Strategies Corporation 2011 Stock Incentive Plan. The proposal was approved and the results of the voting were as follows:

For	Against	Abstentions	Broker Non- Votes
14,862,337	410,686	7,426	1,481,180

As the Board of Directors recommended that future advisory votes on executive compensation by the stockholders be held annually and the stockholders overwhelmingly voted for annual advisory votes on executive compensation, the Board has determined that the Company will hold an annual advisory vote on executive compensation until the next required vote on the frequency of stockholder advisory votes on executive compensation.  SEC regulations state that the Company must hold these votes on frequency at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: December 20, 2011	/s/ Kenneth L. Crawford
Kenneth L. Crawford
Senior Vice President, Secretary & General Counsel